Exhibit 99.1

Merrill Lynch Global Transportation Conference June 2007

Notice on Forward Looking Statements Statements in this presentation, as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors, affiliates or subsidiaries (collectively or separately the "Company"), that are not historical fact constitute "forward looking statements" that involve factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward looking statements. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

ALGT Highlights

17 Quarters of Profitability[1] – Highest 1Q Margin – Excellent Growth Prospects

How is this possible?

- We leverage otherwise "unwanted" customers, cities & assets
  - Leisure
  - Small cities
  - MD-80s
- Six years in development, we have a unique model with minimal competition
- Pricing power – ancillary revenues
  - Industry – monotone revenue approach
  - Benefits of leisure traffic – bigger spend
  - Multilayered ancillary

Result: Industry-leading margins and highest growth in industry

(1) Net of non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

2

Allegiant Travel Company More than an Airline Leisure travel company that happens to use aircraft Allegiant provides access to world class destinations to small cities that otherwise have few nonstop leisure travel options Nonstop air travel Hotels Rental cars Theme park and show tickets 52 small cities to Las Vegas, Orlando & Tampa/St. Petersburg by June 30 Our airline makes it all happen Lowest cost airline in the U.S. At least 30 MD-80 aircraft in service by year-end

History of Growth YE 2002 3 cities, 2 routes

History of Growth YE 2004 14 cities, 13 routes

History of Growth June 30, 2007 52 cities, 79 routes (including seasonal) Growth: At least 100 small cities = 100M+ people

Unique, Defensible Business Model Traditional Airline Approach High frequency Business Multiple intermediaries Hub, regional aircraft Frills Bundled product Low frequency Leisure Sell direct Nonstop, full-size aircraft No frills Unbundled product Air travel Vacation

Allegiant Travel Company Pricing Power – Ancillary Revenues - $19/passenger(1) (1) 4Q06 and 1Q07

Growing Ancillary Revenue – Pricing Power Ancillary Revenue as a % of Scheduled Service Revenue 1Q07 Ancillary Revenue as a % of Scheduled Service Revenue (1) Source: Company Filings. Includes AAI, FRNT, JBLU, LCC, and LUV Other Revenues as a percentage of Total Revenue. 1.5% 3.9% 6.8% 12.3% 17.5% 21.9% 0% 5% 10% 15% 20% 25% 2002 2003 2004 2005 2006 1Q07 21.9% 3.7% 0% 5% 10% 15% 20% 25% Allegiant US LCCs (1)

Control the Customer We Sell the Entire Vacation to World Class Leisure Destinations Control of customer Significant potential to sell non-Allegiant travel products Travel portal: www.allegiantair.com April – 1.34M visitors 88% web sales drive email database Direct, customized communication Over 715,000 email addresses ~2.9M customers @ 4 to 1 Lowest cost, most efficient advertising/communication “Expedia with wings”

Control the Customer – Direct Distribution Control of customer – core strategy Distribution – no middle men – talk directly to customer! PR very effective Inexpensive to address Advertise in 300+ publications 13.7M circulation; 27.5M people reached Word of mouth – perhaps our most powerful, yet most inexpensive, channel “Big Fish in Small, Underserved Ponds”

Low Operating Cost – Simplicity Critical Key Drivers: Cost-driven schedule Simple product, no connections Comprehensive automation Direct distribution, 88% web bookings No CRS / GDS – Expedia, etc. Fee to book with agent No 800 number Highly productive work force Low cost aircraft (3) 1Q07 CASM Ex-fuel (1) 1Q07 CASM (2) (1) Source: Company filings. Includes Mainline CASM excluding Mainline gross fuel expense. (2) Source Company filings. Includes company reported Mainline CASM. (3) Legacies include ALK, AMR, CAL, Delta, Northwest and UAUA. (3) (¢) (¢) CASM Ex-fuel – 40% Below Next Competitor 7.5 8.4 8.9 9.4 10.6 10.7 10.8 0 2 4 6 8 10 12 Allegiant JetBlue Southwest Airtran Frontier Legacies US Airways 8.6 7.9 7.3 6.5 6.2 5.9 4.2 0 1 2 3 4 5 6 7 8 9 10 Allegiant JetBlue Airtran Southwest Frontier US Airways Legacies

1Q07 CASM Breakdown (¢) – Aircraft, Labor & Other MD-80 – Reasonable Cost Aircraft (2) (1) 7.5 8.4 9.2 9.4 10.8 11.0 Source: Company filings. (1) Includes ALK, AMR, CAL and UAUA. (2) Excludes the effects of fuel hedging. (3) Ownership includes Depreciation and Amortization plus Aircraft Rent. (3) 4.5 3.9 4.0 5.2 4.8 4.6 Aircraft Labor Other 3.0 4.5 5.2 4.2 6.0 6.3 Total CASM 3.3 2.6 2.7 3.2 2.7 2.9 0.4 1.0 0.7 1.4 1.2 1.1 0.7 0.4 0.6 0.6 0.9 0.6 1.2 2.2 3.2 2.1 2.8 3.3 1.8 2.3 2.0 2.2 3.2 3.0 Allegiant JetBlue Southwest Airtran US Airways Legacies Fuel CASM Ownership CASM Maintenance CASM Labor CASM Other CASM

Lowest Costs Despite Low Aircraft Utilization Daily Utilization (hrs) CASM (¢) Low Aircraft Utilization 2007 YTD Daily Aircraft Utilization vs. Comps (1) Daily Utilization (hrs) (1) Source: Other Company filings 11.8 12.7 11.6 11.1 11.0 7.1 0 2 4 6 8 10 12 14 JetBlue Frontier Southwest Airtran Alaska Allegiant 7.1 6.7 6.1 7.1 6.4 5.4 7.5 7.5 6.8 7.4 7.7 10.3 4.2 4.3 5.8 8.3 4.2 4.6 0 2 4 6 8 10 12 14 2002 2003 2004 2005 2006 1Q07 0 2 4 6 8 10 12 14 16 18 Utilization CASM CASM Ex-Fuel

Very Productive Labor (¢) Employees/Aircraft March 31, 2007 Employees per Aircraft 1Q07 Labor CASM Source: Company filings. (1) Includes ALK, AMR, CAL and UAUA. (2) Airtran as of December 31, 2006. (1) (1) (2) 3.2 3.2 2.8 2.2 1.2 2.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Allegiant Airtran JetBlue US Airways Legacies Southwest 35.2 60.4 67.8 76.2 80.1 96.6 0 20 40 60 80 100 120 Allegiant Airtran Southwest JetBlue Legacies US Airways

Capacity Growth ASM CAGR 85.5% Since 2002 Available Seat Miles (ASMs) Growth: 2002 - YE 1Q 2007 (in millions) 222 614 1,219 1,674 2,871 3,067 80.3% 78.4% 77.4% 67.1% 71.1% 75.1% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2002 2003 2004 2005 2006 YE 1Q07 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% ASM Load Factor

Solid Revenue Growth $22.2 $50.0 $90.4 $132.5 $268.1 Revenue Growth: 2002 - YE 1Q 2007 (in millions) Total Revenue CAGR 79.7% Since 2002 $243.4 $0 $50 $100 $150 $200 $250 $300 2002 2003 2004 2005 2006 YE 1Q07 Scheduled service Fixed fee Ancillary

Industry Leading Operating Margins (3) Allegiant Margins (1)(2) YE 1Q07 EBIT Margin (1) (1) Source: Company filings. (2) Excludes any impact from mark to market of fuel hedging. (3) Includes ALK, AMR, CAL and UAUA. (2) 11.0% 9.0% 5.9% 5.7% 4.6% 3.2% (1.3%) (5%) 0% 5% 10% 15% 20% Allegiant Southwest JetBlue US Airways Legacies AirTran Frontier (1.4%) 4.7% 5.0% 11.4% 12.4% 17.0% (5%) 0% 5% 10% 15% 20% 3Q05 3Q06 4Q05 4Q06 1Q06 1Q07

Capitalization (1) Adjusted for 7x LTM Rent Expense of $4.1M. Very Strong Balance Sheet(1) ($ in millions) March 31, 2007 Cash, Cash Equivalents and Short - term Investments $175.3 Total Debt 68.5 Total Shareholders' Equity 163.4 Total Capitalization $231.9 Total Debt / Book Capitalization 29.5% Adjusted Total Debt / Adjusted Book Capitalization (2) 37. 3% Adjusted Debt / LTM EBITDAR (2) 2.3x Total Debt / Cash 0.4x

Proven Management Team Name Title Years in Industry Prior Experience Maury Gallagher President & CEO 28 Ponder Harrison Managing Director – Marketing & Sales 22 Andrew Levy Managing Director – Planning 10 Linda Marvin CFO and Managing Director 14 Mike Baxter Senior Vice President of Operations 43

Maury Gallagher President & CEO